WESTCOTT LARGE CAP VALUE FUND

                       SUPPLEMENT DATED FEBRUARY 26, 2003
                      TO PROSPECTUS DATED FEBRUARY 1, 2003


     The Board of Trustees has determined to redeem all outstanding shares of the Westcott Large Cap Value Fund. The Board has concluded that it is in the best interest of the shareholders, due to the Advisor's decision to discontinue managing the Fund.

     The Fund is no longer pursuing its investment objective. All holdings in the Fund's portfolio have been sold, and the proceeds are invested in money market instruments or held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash. Any shareholders that have not redeemed their shares of the Fund prior to March 21, 2003 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record. Prior to March 21, 2003, you may redeem your account, including reinvested distributions, in accordance with "How to Redeem Shares" in the Prospectus.




     This supplement and the Prospectus dated February 1, 2003 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated February 1, 2003, which is incorporated herein by reference and can be obtained without charge by calling the Funds at 1-800-998-6658.